UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2012 (November 29, 2012)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania		17406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 29, 2012, Unilife Corporation held its annual meeting of stockholders in New York City, at which the following proposals were submitted to a vote of stockholders. The results of the votes are provided below.

Proposal No. 1—The election of the persons named below as directors to hold office until our annual meeting of stockholders to be held in 2013 and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal

All director nominees were elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
Slavko James Joseph Bosnjak	36,950,413	1,324,051	6,785,025
Jeff Carter	36,414,906	1,859,558	6,785,025
William Galle	37,388,860	885,604	6,785,025
John Lund	37,330,534	943,930	6,785,025
Mary Katherine Wold	37,871,448	403,016	6,785,025
Alan D. Shortall	37,697,046	577,418	6,785,025

Proposal No. 2—Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013, was approved and the votes were cast as follows:

Votes cast
For	Against	Abstain
44,650,235	344,269	64,985

Proposal No. 3 – Advisory vote regarding the approval of compensation paid to certain executive officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, and the votes were cast as follows:

Votes cast
			Broker
For	Against	Abstain	non-votes
26,468,008	11,509,238	297,218	6,785,025

Proposal No. 4—For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by the Company of 6,154,000 shares of common stock (equivalent to 36,924,000 CHESS Depositary Interests (“CDI’s)) in an underwritten public offering pursuant to a shelf registration statement filed by the Company with the U.S. Securities and Exchange Commission and a prospectus supplement filed with the U.S. Securities and Exchange Commission on June 29, 2012 (“Prospectus Supplement”)

The ratification of the issuance and sale of 6,154,000 shares of common stock pursuant to a shelf registration statement filed with the U.S. Securities and Exchange Commission on June 29, 2012 was approved and the votes were cast as follows:

Votes cast
			Broker
For	Against	Abstain	non-votes
37,306,982	855,402	112,080	6,785,025

Item 7.01	Regulation FD Disclosure

During the annual meeting of stockholders on November 29, 2012, Alan Shortall, the Company’s Chief Executive Officer, made a PowerPoint presentation summarizing the Company’s current business affairs. The presentation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	PowerPoint Presentation for 2012 Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: December 3, 2012	By:	/s/ Alan Shortall

Alan Shortall
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	PowerPoint Presentation for 2012 Annual Meeting